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     SPECIMEN                                                    SPECIMEN

   COMMON STOCK                                                COMMON STOCK
     NBN Co                      [LOGO]                           NBN Co

                        AXSYS TECHNOLOGIES, INC.
                                                             CUSIP 054615 10 9
           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

     THIS CERTIFIES that


                                                                            by


     is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE
               OF ONE CENT ($.01) EACH OF COMMONS STOCK OF
------------------------                          ---------------------------
------------------------ AXSYS TECHNOLOGIES, INC. ---------------------------
------------------------                          ---------------------------
                           CERTIFICATE OF STOCK
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate assents by acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures its duly authorized officers.

                         COUNTERSIGNED AND REGISTERED
                                    ChaseMellon Shareholder Services, L.L.C.
                                   (New York, New York)       TRANSFER AGENT
                                                               AND REGISTRAR

                                                        AUTHORIZED SIGNATURE
Dated:


            /s/ Louis Mattielli              /s/ Stephen W. Bershad
            -------------------              -----------------------
            Secretary                        Chief Executive Officer

                          AXSYS TECHNOLOGIES,INC
                                 CORPORATE
                                   SEAL
                                   1968
                                 DELAWARE

                    copyright NORTHERN BANK NOTE COMPANY

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                          AXSYS TECHNOLOGIES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM- as tenants in common      UNIF GIFT MIN ACT-______Custodian_______
   TEN ENT- as tenants by the                           (Cust.)        (Minor)
            entireties
    JT TEN- as joint
            tenants with right
            of survivorship and           under Uniform Gifts to Minors
            not as tenants in common      Act. _______________________________
                                                        (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

_______________________________________________________________________________
   Please print or typewrite name and address including zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date: ___________________________



                                 _____________________________________________
                                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.



           SIGNATURE GUARANTEED: _____________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                 APPROVED SIGNATURE GUARANTEE MEDALLION
                                 PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.